EXHIBIT 23
                                                                      ----------



                        CONSENT OF INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

DRYCLEAN USA, Inc.
Miami, Florida

We  hereby  consent  to the  incorporation  by  reference  in  the  Registration
Statements  on Form S-8 (File No.  333-37574,  333-37576  and  333-37582) of our
report dated September 1, 2004 except for Note 11, as to which the date is September 27, 2004, relating to the consolidated financial statements of DRYCLEAN USA, Inc. appearing in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2004.

                                                       BDO Seidman, LLP

Miami, Florida
September 27, 2004